1Q25 Earnings Supplemental ©2025 Caliber Building on a 16-year track record of profitable growth and success

Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at httpp://www.sec.gov CALIBERCO.COM | 8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258 | 480.295.7600 2 T H E W E A L T H D E V E L O P M E N T C O M P A N Y Disclaimers

Today’s Speakers 3T H E W E A L T H D E V E L O P M E N T C O M P A N Y Chris Loeffler CHIEF EXECUTIVE OFFICER Jade Leung CHIEF FINANCIAL OFFICER Chris Loeffler has served as the CEO and Chairman of Caliber’s Board of Directors since its inception. As CEO, Chris directs and executes global strategy, oversees investments and fund management, and contributes to private and public capital formation. As a Co-Founder Chris took an early role forming the Company’s financial and operational infrastructure and navigating the vertical integration of all real estate and investment services. Jade Leung is Caliber’s CFO and corporate secretary. As CFO, Jade oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber. Jade is also responsible for the strategic direction of Caliber’s information technology and data security initiatives. Prior to joining Caliber, Jade spent 12 years with PwC, where he managed audit and accounting advisory services. Notably, Jade participated in over $1 billion of public market transactions and financing arrangements for companies.

CEO Commentary 4T H E W E A L T H D E V E L O P M E N T C O M P A N Y

1. 16+-year history of growth across market cycles with $2.9 billion pool of assets under management and under development 2. Demonstrated track record of delivering unlevered annualized gross internal rate of return (IRR) of 19% on investments sold 3. Large and growing market opportunity with investment in alternative assets forecasted to increase 50% from 2023 to 20281 4. Sizable and loyal customer base with estimated $13 billion in net worth; successful track record of fundraising to over $743 million since inception 5. Fit for purpose business model with distinct competitive advantages including in-house services model and focus on underserved, complex, middle-market real estate in the Western U.S. 6. Poised for next level of growth with scalable infrastructure and focused value-creation model 7. Experienced, cycle tested management team with significant insider ownership Why Invest in Caliber (Nasdaq: CWD)? 5T H E W E A L T H D E V E L O P M E N T C O M P A N Y (1) Preqin Future of Alternatives 2028 report, October 2023

Caliber… In Three Numbers 6T H E W E A L T H D E V E L O P M E N T C O M P A N Y 16 yrs 19% IRR $2.9 Billion* *AUD & AUM

Publicly Traded Parent Operates Investment Funds 7T H E W E A L T H D E V E L O P M E N T C O M P A N Y Caliber Nasdaq: CWD RE Fund 1 RE Fund 2 Hotel UPREIT

8 HOSPITALITY/HOTEL MULTI-FAMILY HOUSING MULTI-TENANT INDUSTRIAL Caliber Invests in Hospitality, Multi-Family & Multi-Tenant Industrial

9T H E W E A L T H D E V E L O P M E N T C O M P A N Y The Best Opportunities are in the Middle-Market Middle-Market Assets • $5 to $50 million per project • Large opportunity set • Highly-fragmented market • Less competition • Caliber’s in-house services model enables access Middle Market Geographies • Demonstrated Population & Job Growth • Underserved in terms of financing options • Opportunity Zone tax incentives • Local tax incentives • Trends post-pandemic

10T H E W E A L T H D E V E L O P M E N T C O M P A N Y Income Lending, CORE Plus, Value Add Growth Distressed and Special Situations, Adaptive Re-Use & Development Tax Planning/Reduction Opportunity Zone Funds, 1031 Investments We Solve Our Clients’ Financial Needs Desired Outcome Caliber Product Our Job Is Simple: Deliver Returns Clients Expect In All Market Conditions Clients who invest in Caliber’s Funds seek three primary outcomes:

Our Market Is Growing Dramatically 11T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Preqin Future of Alternatives 2028 report, October 2023 *Forecast 10.1 16.3 24.5 0 5 10 15 20 25 30 2019 2024* 2028* A ss e ts U n d e r M a n a g e m e n t ($ tr il lio n ) $24.5 Trillion in Global Alternative AUM Forecasted by 2028 CAGR: 10.3%

Performance Allocations Asset Management Revenue We Have Multiple Revenue Streams 12T H E W E A L T H D E V E L O P M E N T C O M P A N Y Note: asset services performed in-house at market rates.

Increasing The Money We Manage/Invest Is A Core Growth Driver 13T H E W E A L T H D E V E L O P M E N T C O M P A N Y High Net-Worth Investors Registered Investment Advisors & Independent Broker-Dealers Family Offices Boutique Institutions Caliber Private Client Sales Caliber Wholesale Caliber Institutional

Caliber Hospitality Trust – Another Path To Revenue Growth 14T H E W E A L T H D E V E L O P M E N T C O M P A N Y Using the Caliber infrastructure to launch public investment products

Consistent Growth – A Model We’ve Succeeded With For 15 Years 15T H E W E A L T H D E V E L O P M E N T C O M P A N Y Raise Capital Grow Assets Under Management Grow Revenue

Source: Caliber’s estimates and internal research reviewing comparable business models Caliber Earns More Per Dollar in AUM 16T H E W E A L T H D E V E L O P M E N T C O M P A N Y Caliber’s In-House Services Model: Increased Control & Multiple Revenue Streams Traditional Asset Managers: Lower Control & Fewer Revenue Opportunities Fund Management Fees Performance Allocations (Carried Interest) Fund Set-Up Fees Financing Fees Real Estate Development Fees Brokerage Fees Low-Margin, High-Volume Services In-House Revenues Outsourced Asset Management Performance Fees (Carried Interest) All Additional Services Outsourced In-House Revenues Caliber has optimized in-house and third-party services to maximize control and profitability

Path Forward for Enterprise Value Growth 17T H E W E A L T H D E V E L O P M E N T C O M P A N Y Fundraising Product Innovation Acquisitions

18T H E W E A L T H D E V E L O P M E N T C O M P A N Y The people who built Caliber, still manage Caliber Chris Loeffler CHIEF EXECUTIVE OFFICER Jennifer Schrader PRESIDENT Jade Leung CHIEF FINANCIAL OFFICER Roy Bade CHIEF DEVELOPMENT OFFICER With a growing team of talented executives Ignacio Martinez CHIEF OPERATING OFFICER Yaron Ashkenazi HEAD OF HOSPITALITY Our Interests Are Aligned – Insiders Own ~50% Of Our Stock

Independent Board Committed to Strong Corporate Governance 19T H E W E A L T H D E V E L O P M E N T C O M P A N Y • Chris Loeffler – Chief Executive Officer & Co-Founder • Jennifer Schrader – President & Co-Founder • Dan Hansen – Lead Independent Director • William J. Gerber – Director • Michael Trzupek – Director • Lawrence X. Taylor – Director Commitment to Corporate Governance ✓ 5+ year history of public company reporting; Big 4 auditor ✓ Established Board Committees and Charters ✓ Commitment to sustainable business practices Public Company, Asset Management, Real Estate and Public Company Experience Our Directors

1Q25 Financial Highlights 20T H E W E A L T H D E V E L O P M E N T C O M P A N Y

1Q25 – Summary Highlights 21T H E W E A L T H D E V E L O P M E N T C O M P A N Y Financial Measures Metrics Corporate • Fair value assets under management of $831 million • Managed capital of $495 million • Platform revenue of $3.5 million, primarily driven by asset management revenue • Platform net loss attributable of $4.1 million, or $3.59 per diluted share, • Platform Adjusted EBITDA loss of $1.4 million • On March 17, 2025, Caliber announced an offering of Series AA Cumulative Redeemable Preferred Stock had been qualified by the U.S. Securities and Exchange Commission (“SEC”) and that the Company is seeking to raise up to $20 million through the offering. • On March 27, 2025, Caliber announced the launch of its 1031 Exchange Program, a tax-deferral strategy that allows real estate investors to sell a property and reinvest all of the proceeds into a like-kind property while deferring capital gains taxes. • On April 22, 2025, Caliber announced the recent Phoenix City Council’s unanimous approval of the Company’s Canyon Village redevelopment project, a retrofit of a distressed +300,000 square foot office building to a 376-unit rental multifamily residential building. The project also benefits from opportunity zone tax incentives. • On May 8, 2025, Caliber announced that Caliber Hospitality Development (“CHD”) has entered into a Development Rights Agreement with an affiliate of Hyatt Hotels Corporation (NYSE: H) to exclusively develop 15 new Hyatt Studios hotels in target market areas within Arizona, Colorado, Nevada, Texas and Louisiana. • On May 9, 2025, Caliber announced it closed a $22.5 million refinance on the Doubletree by Hilton Hotel in Tuscon, AZ, which is a holding of a Caliber-managed opportunity zone fund. The new $22.5 million loan was refinanced with a unit of Citibank at a fixed rate of 7.43% maturing in June 2030. Proceeds will be utilized for reinvestment across the Fund's portfolio.

1st Quarter – Historical Summary Results 22T H E W E A L T H D E V E L O P M E N T C O M P A N Y $392 $402 $412 $438 $454 $470 $485 $493 $495 $- $100 $200 $300 $400 $500 $600 $700 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 (0 0 0 ,0 0 0 s) Managed Capital $1,034 $(2,327) $(1,511) $1,553 $(1,669) $(2,451) $2,412 $(1,002)$(1,352) $(3,000) $(2,000) $(1,000) $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 (0 0 0 s) Adjusted EBITDA $6,350 $3,373 $3,728 $7,187 $4,726 $4,212 $7,416 $4,588 $3,549 $- $2,000 $4,000 $6,000 $8,000 $10,000 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 (0 0 0 s) Total Platform Revenue Asset Mgmt Performance $807 $825 $823 $741 $767 $773 $807 $795 $831 $600 $700 $800 $900 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 (0 0 0 s) FV AUM

$22,951 $7,261 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 1Q24 1Q25 (0 0 0 s) Total Consolidated Revenue* 1st Quarter Summary Results 23T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Caliber reports Net Loss (per common share) $(3.53) 1Q24 $(3.85) 1Q25 $4,726 $3,549 $- $2,000 $4,000 $6,000 $8,000 $10,000 1Q24 1Q25 (0 0 0 s) Total Platform Revenue Asset Mgmt Fees Performance Allocations Platform Adj. EBITDA (Loss) (000’s) $ (1,669) 1Q24 $(1,352) 1Q25 *As previously communicated, Caliber has simplified the presentation of its financial performance by deconsolidating certain assets from the Company’s financials. As a result, the year-over-year comparisons of Caliber’s GAAP financial performance are not meaningful.

Annual Platform Revenue & Platform Adjusted EBITDA 24T H E W E A L T H D E V E L O P M E N T C O M P A N Y , , , , , , , , ) , , , ) , ) , ) , , , , , , otal lat orm re en es lat orm ste

Annual Managed Capital & Asset Management Revenue 25T H E W E A L T H D E V E L O P M E N T C O M P A N Y $82MM $32MM $99MM $86MM $75MM $69MM $205MM $226MM $307MM $383MM $438MM $493MM $396MM $420MM $601MM $746MM $741MM $795MM $21.1MM $11.8MM $15.3MM $21.6MM $17.MM $20.6MM - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2019 2020 2021 2022 2023 2024 Managed Capital and Asset Management Revenue Capital Originations Managed Capital Fair Value Assets Under Management (AUM) Asset management revenues

1Q25 Financial Review 26T H E W E A L T H D E V E L O P M E N T C O M P A N Y

GAAP Income Statement 27T H E W E A L T H D E V E L O P M E N T C O M P A N Y

GAAP Income Statement (cont.) 28T H E W E A L T H D E V E L O P M E N T C O M P A N Y

GAAP Balance Sheet 29T H E W E A L T H D E V E L O P M E N T C O M P A N Y

GAAP Balance Sheet (concl.) 30T H E W E A L T H D E V E L O P M E N T C O M P A N Y

GAAP Balance Sheet (cont.) 31T H E W E A L T H D E V E L O P M E N T C O M P A N Y

https://www.caliberco.com/ CaliberCos NASDAQ: CWD Contacts: Chris Loeffler, CEO Chris.Loeffler@CaliberCo.com Ilya Grozovsky, VP of Investor Relations & Corporate Development Ilya.Grozovsky@CaliberCo.com

Appendix 33T H E W E A L T H D E V E L O P M E N T C O M P A N Y

34T H E W E A L T H D E V E L O P M E N T C O M P A N Y Non-GAAP Measures We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provides investors a view of the performance attributable to CaliberCos Inc. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non- GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Asset Management Platform or Platform Platform refers to the performance of the Caliber asset management platform segment, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds. These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of the Company because it communicates performance of the Company that would be most useful for understanding the value of CWD. Fee-Related Earnings and Related Components Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee-based revenues, focusing on whether our core revenue streams, are sufficient to cover our core operating expenses. Fee-Related Earnings represents the Company’s net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and gain (loss) on extinguishment of debt, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. Distributable Earnings Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our GAAP results assessing the amount of earnings available for distribution. NON-GAAP Measures

35T H E W E A L T H D E V E L O P M E N T C O M P A N Y Platform Earnings Platform Earnings represents the performance of the Caliber asset management platform segment, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds. Platform Earnings per Share Platform Earnings per Share is calculated as Platform Earnings divided by weighted average CWD common shares outstanding. Platform Adjusted EBITDA Platform Adjusted EBITDA represents the Company’s Distributable Earnings adjusted for interest expense, the share repurchase costs related to the Company’s Buyback Program, other income (expense), and provision for income taxes on a basis that deconsolidates our consolidated funds (intercompany eliminations), Loss on CRAF Investment Redemption, Gain on extinguishment of Payroll Protection Program loans, and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. Consolidated Adjusted EBITDA Consolidated Adjusted EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. The following tables presents a reconciliation of net (loss) income attributable to CaliberCos Inc. to Fee-Related Earnings, Distributable Earnings, Caliber Adjusted EBITDA, and Consolidated Adjusted EBITDA for the quarters and years ended December 31, 2024, and 2023 (in thousands): NON-GAAP Measures

Platform Income Statement 36T H E W E A L T H D E V E L O P M E N T C O M P A N Y

Platform Income Statement (Cont.) 37T H E W E A L T H D E V E L O P M E N T C O M P A N Y

NON-GAAP Reconciliations 38T H E W E A L T H D E V E L O P M E N T C O M P A N Y

NON-GAAP Reconciliations (cont.) 39T H E W E A L T H D E V E L O P M E N T C O M P A N Y

NON-GAAP Reconciliations (cont.) 40T H E W E A L T H D E V E L O P M E N T C O M P A N Y

NON-GAAP Reconciliations (cont.) 41T H E W E A L T H D E V E L O P M E N T C O M P A N Y